SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): February 15, 2006
American Greetings Corporation

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-13859	34-0065325

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

One American Road
Cleveland, Ohio		44144

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (216) 252-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
SIGNATURES

Item 1.01 Entry into a Material Definitive Agreement.
On February 15, 2006, the Compensation and Management Development Committee of the Board of Directors of American Greetings Corporation approved base salary increases, effective retroactively to June 1, 2005, for each of Zev Weiss, the Chief Executive Officer, and Jeffrey Weiss, the Chief Operating Officer. Their base salaries were increased to $700,000 for Zev Weiss and to $575,000 for Jeffrey Weiss.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

American Greetings Corporation (Registrant)
By:	/s/ Catherine M. Kilbane.
Catherine M. Kilbane, Senior Vice
President, General Counsel and Secretary

Date: February 21, 2006